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                              RYDER FUNDING II LP,
                                 as Transferor,

                                       and

                        RYDER VEHICLE LEASE TRUST 2001-A,
                                  as Transferee

                 ----------------------------------------------

                   ISSUER SUBI CERTIFICATE TRANSFER AGREEMENT

                          Dated as of February 1, 2001

                 ----------------------------------------------












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                                TABLE OF CONTENTS

                                                                                                               Page
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                                                    ARTICLE ONE
                                                    DEFINITIONS

Section 1.01.          Definitions..........................................................................     2
Section 1.02.          Interpretive Provisions..............................................................     2

                                                    ARTICLE TWO
                                  TRANSFER OF 99% 2001-A VEHICLE SUBI CERTIFICATE

Section 2.01.          Transfer of 99% 2001-A Vehicle SUBI Certificate......................................     2
Section 2.02.          True Sale............................................................................     3
Section 2.03.          Representations and Warranties of the Transferor and the Transferee..................     3
Section 2.04.          Financing Statement and Books and Records............................................     6
Section 2.05.          Acceptance by the Transferee.........................................................     6

                                                   ARTICLE THREE
                                                   MISCELLANEOUS

Section 3.01.          Amendment............................................................................     6
Section 3.02.          Governing Law........................................................................     6
Section 3.03.          Severability.........................................................................     6
Section 3.04.          Binding Effect.......................................................................     7
Section 3.05.          Headings.............................................................................     7
Section 3.06.          Counterparts.........................................................................     7
Section 3.07.          Further Assurances...................................................................     7
Section 3.08.          Third-Party Beneficiaries............................................................     7
Section 3.09.          No Petition..........................................................................     7
Section 3.10.          Limitation of Liability of Owner Trustee.............................................     7


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                   ISSUER SUBI CERTIFICATE TRANSFER AGREEMENT

         This Issuer SUBI Certificate Transfer Agreement, dated as of February 1, 2001 (the "Agreement"), is between Ryder Funding II LP, a Delaware limited partnership, as transferor (the "Transferor"), and Ryder Vehicle Lease Trust 2001-A, a Delaware business trust (the "Issuer"), as transferee (the "Transferee").

                                    RECITALS

         WHEREAS, Ryder Truck Rental I LP ("RTR I LP") and Ryder Truck Rental II LP ("RTR II LP"), as Grantors and UTI Beneficiaries, Ryder Truck Rental, Inc., as Administrative Agent, Delaware Trust Capital Management, Inc., as Delaware Trustee, RTRT, Inc., as Trustee, and U.S. Bank National Association ("U.S. Bank"), as Trust Agent, have entered into that certain second amended and restated trust agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), pursuant to which Ryder Truck Rental II LT, a Delaware business trust (the "Trust"), will take assignments and conveyances of and hold in trust various assets (the "Trust Assets");

         WHEREAS, the parties to the Origination Trust Agreement supplemented the Origination Trust Agreement with a 2001-A Origination Trust Supplement, dated as of February 1, 2001 (together with the Origination Trust Agreement, the "SUBI Trust Agreement"), to establish two special units of beneficial interest, the "2001-A Lease SUBI" and the "2001-A Vehicle SUBI" (each, a "2001-A SUBI");

         WHEREAS, in connection with the SUBI Trust Agreement, a separate portfolio of Leases (the "Specified Leases") and certain other related assets of the Origination Trust have been allocated to the 2001-A Lease SUBI, and the Vehicles that are leased under the Specified Leases (the "Specified Vehicles") and certain other related assets of the Origination Trust will be allocated to the 2001-A Vehicle SUBI;

         WHEREAS, the Origination Trust has created certificates evidencing a 99% beneficial interest and a 1% beneficial interest in each 2001-A SUBI (respectively, the "99% 2001-A SUBI Certificates" and the "1% 2001-A SUBI Certificates") and has issued the 99% 2001-A SUBI Certificates to Ryder Truck Rental I LP ("RTR I LP") and the 1% 2001-A SUBI Certificates to Ryder Truck Rental II LP ("RTR II LP);

         WHEREAS RTR I LP has transferred and assigned, without recourse, all of RTR I LP's right, title and interest in and to the 99% 2001-A SUBI Certificates to the Transferor pursuant to that certain SUBI certificate transfer agreement, dated as of February 1, 2001 (the "SUBI Certificate Transfer Agreement"), between RTR I LP and the Transferor;

         WHEREAS, the Issuer was formed pursuant to that certain trust agreement, dated as of December 19, 2000, as amended and restated as of February 1, 2001 (the "Trust Agreement"), between the Transferor and Chase Manhattan Bank USA, National Association, as trustee;

         WHEREAS, the Transferor and the Transferee desire to enter into this Agreement to provide for the transfer and assignment by the Transferor to the Transferee, without recourse, of all of the Transferor's right, title and interest in and to the 99% 2001-A Vehicle SUBI Certificate and the interest in the respective 2001-A Vehicle SUBI represented thereby; and

         WHEREAS, immediately after the transfer of the 99% 2001-A Vehicle SUBI Certificate to the Issuer, the Issuer shall pledge the 99% 2001-A Vehicle SUBI Certificate to U.S. Bank, as Indenture Trustee (the "Indenture Trustee"), pursuant to that certain indenture, dated as of February 1, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  Article One

                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used herein that are not otherwise defined has the meanings ascribed thereto in the SUBI Trust Agreement, the Indenture or the Trust Agreement, as the case may be.

         "Agreement" means this Agreement, as amended or supplemented from time to time.

         "Assets" has the meaning set forth in Section 2.01.

         "Indenture" has the meaning set forth in the recitals.

         "SUBI Trust Agreement" has the meaning set forth in the recitals.

         "Trust Agreement" has the meaning set forth in the recitals.

         Section 1.02. Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) the term "include" and all variations thereof shall mean "include without limitation," (iv) references to a Section such as "Section 11.01" or an Article such as "Article Eleven" shall refer to the applicable Section or Article of this Agreement, (v) the term "or" shall include "and/or" and (vi) the term "proceeds" has the meaning ascribed thereto in the UCC.

                                   Article Two

                 TRANSFER OF 99% 2001-A VEHICLE SUBI CERTIFICATE

         Section 2.01. Transfer of 99% 2001-A Vehicle SUBI Certificate. In consideration of the Transferee's delivery to, or upon the order of, the Transferor of $______________ aggregate principal amount of Senior Notes, $__________ aggregate principal amount of Subordinated Notes and $_________ aggregate principal amount of Trust Certificates (the "Transfer Price"),


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


the Transferor hereby absolutely sells, transfers, assigns and otherwise conveys to the Transferee, without recourse, and the Transferee does hereby purchase and acquire all of the following (collectively, the "Assets"):

                  (i) all right, title and interest in and to the 99% 2001-A Vehicle SUBI Certificate and the interest in the 2001-A Vehicle SUBI represented thereby, including all monies due and paid thereon or in respect thereof;

                  (ii) the right to realize upon any property that underlies or may be deemed to secure the interest in the 2001-A Vehicle SUBI represented by the 99% 2001-A Vehicle SUBI Certificate;

                  (iii) all of the Transferor's rights and benefits as Holder of the 99% 2001-A Vehicle SUBI Certificate under the Administration Agreement and the SUBI Trust Agreement;

                  (iv) all of the Transferor's rights to and benefits in the 2001-A Vehicle SUBI under the Vehicle SUBI Certificate Transfer Agreement; and

                  (v)      all proceeds of the foregoing.

         Section 2.02. True Sale. The parties hereto intend that the sale, transfer and assignment of the Assets constitute a true sale and assignment of the Assets such that any interest in and title to the Assets would not be property of the Transferor's estate in the event the Transferor becomes a debtor in a case under any bankruptcy law. To the extent that the conveyance of the Assets hereunder is characterized by a court or similar governmental authority as a financing, it is intended by the Transferor and the Transferee that the interest conveyed constitute a first priority grant of a perfected security interest under the UCC as in effect in the State of New York by the Transferor to the Transferee to secure the security obligations of the Transferor under the Program Operating Lease and the other Basic Documents. The Transferor does hereby grant to the Transferee a security interest in all of its rights, title and privileges and interest in and to the Assets and the parties hereto agree that this Agreement constitutes a "security agreement" under all applicable law.

         Section 2.03. Representations and Warranties of the Transferor and the Transferee.

         (a) The Transferor hereby represents and warrants to the Transferee as of the date of this Agreement and the Closing Date that:

                  (i) Organization and Good Standing. The Transferor is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Assets.

                  (ii) Due Qualification. The Transferor is duly qualified to do business as a foreign limited partnership in good standing, and has obtained all necessary licenses and


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         approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferor or would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

                  (iii) Power and Authority. The Transferor has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferor by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance by the Transferor of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited partnership agreement of the Transferor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any material indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the knowledge of the Transferor, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement.

                  (vii) Title to 99% 2001-A Vehicle SUBI Certificate. Immediately prior to the transfer of the 99% 2001-A Vehicle SUBI Certificate pursuant to this Agreement, the Transferor (A) is the true and lawful owner of the 99% 2001-A Vehicle SUBI Certificate and it has the legal right to transfer the 99% 2001-A Vehicle SUBI Certificate;
         (B) has good and valid title to the 99% 2001-A Vehicle SUBI Certificate and the 99% 2001-A


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         Vehicle SUBI Certificate is on the date hereof free and clear of all
         Liens; and (C) will convey good, valid and indefeasible title to the 99% 2001-A Vehicle SUBI Certificate to the Transferee under this Agreement.

         (b) The Transferee hereby represents and warrants to the Transferor as of the date of this Agreement and the Closing Date that:

                  (i) Organization and Good Standing. The Transferee is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Assets.

                  (ii) Due Qualification. The Transferee is duly qualified to do business as a foreign trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferee or would not have a material adverse effect on the ability of the Transferee to perform its obligations under this Agreement.

                  (iii) Power and Authority. The Transferee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferee by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferee, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance of this Agreement by the Transferee and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the trust agreement of the Transferee, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferee is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any material indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the knowledge of the Transferee, any order, rule or regulation applicable to it or its properties of any court or of any federal or state


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         regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Transferee, threatened against the Transferee, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Transferee, would materially and adversely affect the performance by the Transferee of its obligations under this Agreement.

         (c) The representations and warranties set forth in this Section shall survive the sale of the Assets by the Transferor to the Transferee and the sale of the Assets by the Transferee to the Trust. Upon discovery by the Transferor, the Transferee or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         Section 2.04. Financing Statement and Books and Records.

         (a) In connection with the conveyance of the Assets hereunder, the Transferor agrees that prior to the Closing Date, it will file, at its own expense, one or more financing statements with respect to the Assets meeting the requirements of applicable state law in such manner as necessary to perfect the sale of the Assets to the Transferor, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Transferee in due course), as soon as is practicable after receipt by the Transferor thereof.

         (b) The Transferor further agrees that it will treat the transfer of the Assets as a sale for accounting purposes, take no actions inconsistent with the Transferee's ownership of the Assets and on or prior to the Closing Date indicate on its books, records and statements that the Assets have been sold to the Transferee.

         Section 2.05. Acceptance by the Transferee. The Transferee agrees to comply with all covenants and restrictions applicable to a Holder of the 99% 2001-A Vehicle SUBI Certificate and the interest in the 2001-A Vehicle SUBI represented thereby, whether set forth in the 99% 2001-A Vehicle SUBI Certificate, in the SUBI Trust Agreement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

                                 Article Three

                                  MISCELLANEOUS

         Section 3.01. Amendment. This Agreement may be amended from time to time in a writing signed by the parties hereto.


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         Section 3.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

         Section 3.03. Severability. If one or more of the covenants, agreements or provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

         Section 3.04. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and permitted assigns.

         Section 3.05. Headings. The Article and Section headings are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 3.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 3.07. Further Assurances. Each party hereto shall do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

         Section 3.08. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each Holder of the 99% 2001-A Vehicle SUBI Certificate, who shall be considered third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person has any right or obligation hereunder.

         Section 3.09. No Petition. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Owner Trustee, the Trustee, any Special Purpose Affiliate, any member of a Special Purpose Affiliate or any Grantor that is a limited liability company (or any of their respective general partners) or any general partner of a Special Purpose Affiliate or any Grantor that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

         Section 3.10. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder,


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


as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement. Notwithstanding anything herein to the contrary, Section 2.07 of the Trust Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                     RYDER FUNDING II LP,
                           as Transferor

                     By:   RYDER TRUCK RENTAL IV LLC,
                             as General Partner


                     By:  RTR LEASING II, INC.,
                             as Manager




                     By:
                           ---------------------------------------------------
                           Name:
                           Title:


                     RYDER VEHICLE LEASE TRUST 2001-A,
                           as Transferee

                     By:   CHASE MANHATTAN BANK USA,
                           N.A., as Owner Trustee




                     By:
                           ---------------------------------------------------
                           Name:
                           Title:





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